SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 6, 1998
                                 ---------------
                Date of Report (Date of Earliest Event Reported)


                                 WESTERN BANCORP
                                 ---------------
             (Exact Name of Registrant As Specified In Its Charter)


                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)


           0-13551                                         95-3863296
           -------                                         ----------
    (Commission File Number)                   (IRS Employer Identification No.)

                          4100 Newport Place, 9th Floor
                         Newport Beach, California 92660
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (949) 863-2444
                                 --------------
              (Registrant's Telephone Number, including Area Code)




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Item 5.  Other Events.

         On October 6, 1998, Western Bancorp ("Western") entered into an Agreement and Plan of Merger (the "Merger Agreement"), between Western and PNB Financial Group, Inc. ("PNB"), pursuant to which PNB will merge with and into Western. Copies of the Merger Agreement and the press release, dated October 7, 1998, announcing that Western entered into the Merger Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

Exhibit
Number                         Description

2.1 Agreement and Plan of Merger, dated as of October 6, 1998, between Western Bancorp and PNB Financial Group, Inc.

99.1                           Press Release issued October 7, 1998





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 21, 1998

                                                WESTERN BANCORP


                                      By:  /s/ Arnold C. Hahn
                                         ------------------------------------
                                         Name:   Arnold C. Hahn
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer





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